SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2020
SEGMENT INFORMATION
Schedule of summery of segment reporting information by segments

	Year ended December 31,
	2018	2019	2020
	RMB	RMB	RMB
Net revenue:
Wealth management	1,986,960	2,176,215	1,432,364
Consumer credit	9,257,154	6,440,569	2,529,598
Total net revenue	11,244,114	8,616,784	3,961,962
Operating costs and expenses:
Wealth management	(1,561,310)	(915,202)	(760,180)
Consumer credit	(8,561,264)	(6,194,071)	(3,703,031)
Income/(loss) from operations:
Wealth management	425,650	1,261,013	672,184
Consumer credit	695,890	246,498	(1,173,433)
Total segment income/(loss) from operations	1,121,540	1,507,511	(501,249)
Unallocated expenses	(345,394)	(379,482)	(204,589)
Other income/(expenses)	1,007,246	268,990	(67,521)
Income/(loss) before provision for income taxes	1,783,392	1,397,019	(773,359)